UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2018

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-16093	16-0977505
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 French Road
Utica, New York	13502
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 797-8375

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 13, 2018, CONMED Corporation, a New York corporation (“CONMED”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Filtration Group FGC LLC, a Delaware limited liability company (“Filtration Group”). Pursuant to the Securities Purchase Agreement, CONMED will acquire all of the issued and outstanding common stock of Palmerton Holdings, Inc., a New York corporation (“PHI”), and all of the issued and outstanding equity securities of Buffalo Filter LLC, a Delaware limited liability company (“BF LLC” and, together with PHI, the “Acquired Companies”), each of which is a wholly owned subsidiary of Filtration Group (the “Acquisition”).

Pursuant to the Securities Purchase Agreement, upon the closing of the Acquisition (the “Closing”) CONMED will pay Filtration Group an aggregate purchase price of $365 million in cash, as adjusted and payable pursuant to the Securities Purchase Agreement (the “Purchase Price”). The adjustments to the Purchase Price include, among others, (i) a working capital adjustment, (ii) an upward adjustment for certain cash held by Filtration Group at the Closing, and (iii) a downward adjustment for the amount of indebtedness of the Acquired Companies, expenses related to the transaction and other related fees and expenses.

The Securities Purchase Agreement contains customary representations, warranties and covenants of CONMED and Filtration Group, including an agreement by Filtration Group to cause each of the Acquired Companies to conduct its business in the ordinary course until the Closing. The Acquisition is subject to customary conditions to Closing, including, among others, expiration (or early termination) of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. There is no financing condition to the Acquisition. Completion of the Acquisition is expected to occur in the first quarter of 2019.

The representations, warranties and covenants contained in the Securities Purchase Agreement (i) were made solely for the purposes of the Securities Purchase Agreement, (ii) were made solely for the benefit of the parties to the Securities Purchase Agreement, (iii) were made only as of the date of the Securities Purchase Agreement or such other date as is specified in the Securities Purchase Agreement, (iv) have been included in the Securities Purchase Agreement as a method of allocating risks and governing the contractual rights and relationships among the parties to the Securities Purchase Agreement rather than establishing matters as facts, (v) have been qualified by certain confidential disclosures not reflected in the text of the Securities Purchase Agreement, and (vi) may apply standards of materiality and other qualifications, exceptions and limitations that may differ from what may be viewed as material by investors. Accordingly, none of CONMED’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts, circumstances or conditions of CONMED, Filtration Group, the Acquired Companies, any of parties’ respective subsidiaries, any of the parties’ respective affiliates or any other person. The Securities Purchase Agreement and the summaries thereof are not intended to modify or supplement any factual disclosures about CONMED and should not be relied upon as disclosure about CONMED or its business. The Securities Purchase Agreement should not be read alone, but should instead be read in conjunction with other information regarding CONMED that is or will be disclosed in reports that CONMED files from time to time with the Securities and Exchange Commission (the “SEC”). Factual disclosures about CONMED contained in public reports filed with the SEC may supplement, update or modify the factual disclosures contained in the Securities Purchase Agreement.

CONMED intends to finance the Purchase Price using a combination of (i) the issuance of convertible notes or other securities in a private placement or a public offering and (ii) an incremental term loan under its existing senior secured credit agreement, which was previously filed as Exhibit 10.1 to CONMED’s Current Report on Form 8-K filed with the SEC on January 4, 2016 (the “Existing Credit Agreement”). CONMED has also obtained a commitment from JPMorgan Chase Bank, N.A. (“JPM”) to provide a new senior unsecured bridge loan facility in an aggregate principal amount of up to $365 million if the foregoing financing measures cannot be completed prior to the consummation of the Acquisition.

In addition, CONMED intends to either (i) obtain an amendment to the Existing Credit Agreement to permit the consummation of the Acquisition or (ii) replace the credit facilities under the Existing Credit Agreement with a new senior secured revolving credit facility in an aggregate principal amount of $525 million and a new senior secured term loan facility in an aggregate principal amount of $150 million (which term loan facility amount may be increased in lieu of the incremental term loan described above). In the event neither the amendment nor the replacement facility can be obtained, JPM has also committed to provide a new senior secured credit facility to refinance in full the Existing Credit Agreement. Such senior secured credit facility will comprise a revolving credit facility in an aggregate principal amount of $525 million and a term loan facility in an aggregate principal amount equal to the lesser of $147,656,250 and the aggregate amount of the term loans outstanding under the Existing Credit Agreement at the Closing.

The proposed financing is subject to a number of customary conditions, including entering into definitive documentation and the consummation of the Acquisition pursuant to the Securities Purchase Agreement. This current report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The foregoing description of the Securities Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Securities Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

A copy of the press release issued by CONMED on December 13, 2018 announcing that CONMED has entered into the Securities Purchase Agreement with respect to the Acquisition is attached hereto as Exhibit 99.1.

The information under this Item 7.01 of this current report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and, as a result, such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements.

This Current Report on Form 8-K and the other documents referenced herein may contain certain forward-looking statements (including “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995) with respect to the financial condition, results of operations and business of CONMED and certain plans and objectives of CONMED. All statements other than statements of historical or current fact included in this Form 8-K are statements that could be deemed forward-looking statements. Often, but not always, forward-looking statements can be identified by the use of words such as “plans,” “expects,” “expected,” “scheduled,” “estimates,” “intends,” “anticipates” or “believes,” or variations of such words and phrases, or can state that certain actions, events, conditions, circumstances or results “may,” “could,” “would,” “might” or “will” be taken, occur or be achieved. These forward-looking statements are based upon the current beliefs and expectations of CONMED, members of its senior management team and its Board of Directors, and are subject to significant risks and uncertainties, including factors outside of CONMED’s control. Such risks and uncertainties contained in forward-looking statements can include, without limitation: prospective performance and opportunities and the outlook for CONMED’s and the Acquired Companies’ businesses; the ability of CONMED to advance the Acquired Companies’ product lines following the Acquisition; uncertainties as to the timing for completion of the Acquisition; the possibility that various conditions to complete the Acquisition may not be satisfied or waived; transaction costs in connection with the Acquisition; the potential effects of the Acquisition on relationships with employees, customers, other business partners or governmental entities; the state of the credit markets generally and the availability of financing; other business effects, including the effects of industry, economic or political conditions outside of CONMED’s control; any assumptions underlying any of the foregoing; and other risks and uncertainties which may be detailed from time to time in reports filed by CONMED with the SEC. CONMED’s shareholders and other investors are cautioned that any such forward-looking statements are not guarantees of future performance and to not place undue reliance on these forward-looking statements, as actual results may differ materially from those currently anticipated. All forward-looking statements are based on information currently available to CONMED, and CONMED undertakes no obligation to update any such forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit

10.1	Securities Purchase Agreement, dated as of December 13, 2018, by and between CONMED Corporation and Filtration Group FGC LLC.

99.1	Press Release, dated December 13, 2018, issued by CONMED Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONMED CORPORATION (Registrant)

By:	/s/ Daniel S. Jonas
Name:	Daniel S. Jonas
Title:	Executive Vice President, General Counsel & Secretary

Date: December 13, 2018